UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 22, 2016

Tempus Applied Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-201424	47-2599251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Waller Mill Road Williamsburg, Virginia	23185
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 875-7779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Entry into a Material Definitive Agreement.

Tempus Applied Solutions Holdings, Inc. (the “Registrant”) intends to conduct investor relations and information meetings and conference calls beginning on or about January 25, 2016. The Registrant expects to make a slide presentation available in connection with most or all of these occurrences. A copy of the slide presentation is attached hereto as Exhibit 99.1.

The information set forth under the above Item 7.01 heading, as well the information set forth in Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall any of it be deemed incorporated by reference into any filing under such Act except as expressly set forth by specific reference in any such filing.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit
Number	Description

99.1	January 2016 Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

Date: January 22, 2016	By:	/s/ R. Lee Priest, Jr.
Name: R. Lee Priest, Jr.
Title: Chief Financial Officer

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